GLOPP- SUM -SUP-1 042913
Summary Prospectus Supplement dated April 29, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Global Opportunities Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Stephen Anness	Portfolio Manager	2013”
GLOPP- STAT SUP-1 042913